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                                                                    EXHIBIT 10.3

                           RECONFIGURATION AGREEMENT
                                  (AMENDMENT)

         Martin Marietta Corporation ("Martin Marietta"), Lockheed Martin Corporation, formerly named Parent Corporation ("Parent"), and General Electric Company ("GE") agree as follows:

         1. The Reconfiguration Agreement, dated August 29, 1994 among Martin Marietta, Parent and GE (the "Original Reconfiguration Agreement") is hereby amended by substituting the following sentence for the second sentence of Section 2(b) of the Original Reconfiguration Agreement:

         "In addition, GE confirms that, as of the date hereof, it has no plan or intention to sell any Martin Marietta Preferred Stock, Martin Marietta Common Stock, Parent Preferred Stock or Parent Common Stock in connection with (i) a written demand on Martin Marietta or Parent to register any shares of such stock under the Securities Act of 1933, as amended, or (ii) a disposition of any such shares of stock which would be permitted under Section 3.01(i) of the Standstill Agreement without the approval of the Board of Directors of either Martin Marietta or Parent."

         2. Any references in the Original Reconfiguration Agreement to "this Agreement" or any similar references shall be deemed to be references to the Original Reconfiguration Agreement as amended by this Amendment.

         3. Except as set forth in this Amendment, the Original Reconfiguration Agreement shall remain unamended and in full force and effect.


Dated: November 30, 1994        MARTIN MARIETTA CORPORATION

                                    /s/ ARNOLD CHIET
                                ---------------------------


                                LOCKHEED MARTIN CORPORATION

                                   /s/ STEPHEN M. PIPER
                                ---------------------------


                                GENERAL ELECTRIC COMPANY

                                     /s/ PAMELA DALEY
                                ---------------------------